Valued Advisers Trust

Golub Group Equity Fund

Supplement to the Prospectus dated May 30, 2014

(as may be supplemented from time to time)

Supplement dated April 2, 2015

Effective as of June 1, 2015, Golub Group, LLC, the investment adviser to the Golub Group Equity Fund (the “Fund”) will normally seek to construct the Fund’s portfolio with 25 – 35 securities positions rather than 30 – 35 securities positions.

In the section entitled “Principal Strategies” the number of securities positions will be changed from 30 – 35 to 25 – 35. Additionally, the following language is added to the Fund’s Prospectus in the section entitled “Principal Risk”:

Focus Risk. While the Fund is diversified, it may, at times, hold the securities of a small number of issuers. At such times where the Fund may hold the securities of fewer issuers, the performance of these issuers could have a substantial impact on the Fund’s performance.

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